UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): December 4, 2015

ASHFORD HOSPITALITY PRIME, INC.
(Exact name of registrant as specified in its charter)

MARYLAND	001-35972	46-2488594
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On December 4, 2015, Ashford Hospitality Prime, Inc. (the “Company”) entered into an agreement to exchange its 5.50% Series A Cumulative Convertible Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”) for an equal number of shares of its 5.50% Series B Cumulative Convertible Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”), as further described below under Item 3.03 (the “Exchange”). The terms and conditions of the Series B Preferred Stock are substantially similar to the Series A Preferred Stock for which it is being exchanged, except that, in contemplation of a public offering of the Series B Preferred Stock (the “Public Offering”) either pursuant to the terms of the Series B Registration Rights Agreement or the Preemptive Rights Agreement (each as defined below), the Series B Preferred Stock contains certain customary anti-dilution provisions.
Termination of Registration Rights Agreement (Series A Preferred Stock)
On December 4, 2015, in connection with the Exchange, the Company, together with Ashford Hospitality Prime Limited Partnership (the “Operating Partnership”) and Ashford Hospitality Advisors LLC (the “Advisor”), entered into a Termination of Registration Rights Agreement (the “Termination Agreement”) with MLV & Co. LLC. Pursuant to the Termination Agreement, the parties thereto agreed to terminate that certain Registration Rights Agreement, dated June 9, 2015, by and among the Company, the Operating Partnership, the Advisor and MLV & Co., LLC, the initial purchaser, for the benefit of the holders of the Series A Preferred Stock.
The foregoing summary description of the material terms of the Termination Agreement is not complete and is qualified in its entirety by reference to the full text of the Termination Agreement, which is included as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Registration Rights Agreement (Series B Preferred Stock)
On December 4, 2015, in connection with the Exchange, the Company, together with the Operating Partnership and the Advisor, entered into a registration rights agreement (the “Series B Preferred Stock Registration Rights Agreement”) for the benefit of certain holders of the Series B Preferred Stock. Pursuant to the terms of the Series B Preferred Stock Registration Rights Agreement, the Company has agreed to use its commercially reasonable efforts to prepare, file and have be declared effective by February 28, 2016 a registration statement with the SEC for the purpose of registering the resale of (i) the Series B Preferred Stock and (ii) the underlying shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) into which the shares of Series B Preferred Stock are convertible.
The foregoing summary description of the material terms of the Series B Preferred Stock Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full text of the Series B Preferred Stock Registration Rights Agreement, which is included as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein.
Preemptive Rights Agreement
On December 4, 2015, in connection with the Exchange, the Company entered into an agreement (the “Preemptive Rights Agreement”) with certain investors in the Series B Preferred Stock (the “Series B Investors”) granting the Series B Investors certain preemptive rights in the Series B Preferred Stock. Pursuant to the Preemptive Rights Agreement, the Company, subject to certain exceptions, granted to the Series B Investors the right to purchase each of such Series B Investor’s pro rata share of any offering of the Series B Preferred Stock, for the account of the Company, including the Public Offering (a “Qualified Offering”). Each of the Series B Investor’s pro rata share of a Qualified Offering is equal to the product of (x) 20% and (y) the ratio of (i) the number of shares of the Company’s Series B Preferred Stock which is owned of record by such Series B Investor, or owned beneficially by such Series B Investor through a custodian or nominee holding on behalf of the Series B Investor, immediately prior to the issuance of such shares of Series B Preferred Stock to (ii) the total number of shares of the Company’s outstanding Series B Preferred Stock immediately prior to such issuance following a Qualified Offering; provided that such future issuance has an aggregate offering amount of at least $50 million. Pursuant to the Preemptive Rights Agreement, the Company also committed to use commercially reasonable efforts to apply to list the Series B Preferred Stock on a “national securities exchange” registered with the SEC under Section 6 of the Securities Exchange Act of 1934, as amended, by February 28, 2016, in conjunction with the Public Offering. These preemptive rights terminate upon the date of the final prospectus pertaining to such Public Offering.

The foregoing summary description of the material terms of the Preemptive Rights Agreement is not complete and is qualified in its entirety by reference to the full text of the Preemptive Rights Agreement, which is included as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein.
ITEM 1.02    TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
The information set forth above under Item 1.01 in this Current Report on Form 8-K is hereby incorporated by reference in this Item 1.02.
ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES
The information set forth above under Item 1.01 and below under Item 3.03 and 5.03 in this Current Report on Form 8-K is hereby incorporated by reference in this Item 3.02.
ITEM 3.03    MATERIAL MODIFICATION TO THE RIGHTS OF SECURITY HOLDERS
Exchange and Cancellation of Series A Preferred Stock
On December 4, 2015, the Company, together with the Operating Partnership and the Advisor, entered into an exchange agreement (the “Exchange Agreement”) with certain accredited investors holding all 2,600,000 shares of the Company’s outstanding Series A Preferred Stock, issued on June 11, 2015 in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the terms of the Exchange Agreement, the Company agreed to exchange the Series A Preferred Stock for an equivalent number of shares of the Series B Preferred Stock. Upon consummation of the exchange, the Series A Preferred Stock was automatically cancelled and in accordance with the charter reverted to the status of authorized but unissued shares of undesignated preferred stock.
The Series B Preferred Stock was issued in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act, as securities exchanged by the Company with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting the exchange.
Designation of Series B Preferred Stock
On December 4, 2015, the Company filed articles supplementary (the “Articles Supplementary”) to its charter with the Maryland State Department of Assessments and Taxation (the “Maryland Department”), establishing the rights, preferences, privileges, qualifications, restrictions and limitations of a new series of its preferred stock designated as “5.50% Series B Cumulative Convertible Preferred Stock,” par value $0.01 per share.
The terms and conditions of the Series B Preferred Stock are substantially similar to the Series A Preferred Stock for which it is being exchanged, except that, in contemplation of the Public Offering, either pursuant to the terms of the Series B Registration Rights Agreement or the Preemptive Rights Agreement, the Series B Preferred Stock contains certain customary anti-dilution provisions. The terms and conditions of the Series A Preferred Stock are described under Item 5.03 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on June 12, 2015 and are incorporated herein by reference.
The foregoing description of the terms of the Series B Preferred Stock is qualified in its entirety by reference to the full text of the Articles Supplementary, which are included as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.

ITEM 5.03     AMENDMENTS TO CERTIFICATE OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference. On December 4, 2015, the Company filed the Articles Supplementary with the Maryland Department, which became effective upon the acceptance of the Articles Supplementary for record by the Maryland Department, supplementing the Company’s charter by establishing the newly authorized Series B Preferred Stock of the Company consisting of 2,600,000 authorized shares. The terms and conditions of the Series B Preferred Stock are substantially similar to the Series A Preferred Stock for which it is being exchanged, except that, in contemplation of the Public Offering, either pursuant to the terms of the Series B Registration Rights Agreement or the Preemptive Rights Agreement, the Series B Preferred Stock contains certain customary anti-dilution provisions.
The terms and conditions of the Series A Preferred Stock are described under Item 5.03 of the Company’s Current Report on Form 8-K, filed with the SEC on June 12, 2015 and incorporated herein by reference. The foregoing description of the terms of the Series B Preferred Stock is qualified in its entirety by reference to the full text of the Articles Supplementary, which are included as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

3.1
Articles Supplementary for 5.50% Series B Cumulative Convertible Preferred Stock of Ashford Hospitality Prime, Inc., accepted for record and certified by the Maryland State Department of Assessments and Taxation on December 4, 2015

4.1	Termination of Registration Rights Agreement, dated December 4, 2015, by and among the Company, the Operating Partnership, the Advisor and MLV & Co. LLC
4.2	Registration Rights Agreement, dated December 4, 2015, by and among the Company, the Operating Partnership, the Advisor and certain holders of the Series B Preferred Stock
4.3	Preemptive Rights Agreement, dated as of December 4, 2015, by and among the Company and the Series B Investors

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 10, 2015

ASHFORD HOSPITALITY PRIME, INC.

By:	/s/ DAVID A. BROOKS
David A. Brooks
Chief Operating Officer and General Counsel